CESCA

A Boyalife Company

Clinical Excellence in Stem Cell Applications



Developing Capacities for the Future Medicine

Fully Automated Cellular Processing & Applications

X. Chris Xu, PhD, MBA

Chairman & CEO

Cesca Therapeutics Inc.

November 14, 2017

Forward looking statement

This presentation includes statements of future expectations and other forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current views and assumptions, speak only as of the date hereof and are subject to change. Forward-looking statements can often be identified by words such as “may,” “could,” “potential,” “continue,” and similar expressions and include, but are not limited to, statements regarding research and product commercialization. These forward-looking statements are not guarantees of future results and are subject to known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially and adversely from those expressed or implied in such statements. A more complete description of risks that could cause actual events to differ from the outcomes predicted by these forward-looking statements is set forth under the caption "Risk Factors" in our Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, and in other reports filed with the Securities and Exchange Commission from time to time, and you should consider each of those factors when evaluating the forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

CESCA
A Boyalife Company

Who we are?

Cesca, founded in 1986, is a leading medical technology company developing state-of-the art automated cellular processing devices for the stem cell industry, and is now leveraging its expertise for the immune cell-based therapeutics, such as CAR-T therapies. Two key areas of focus are:

- ***Immuno-oncology related technologies:***
  - CAR-TXpress™ — an automated platform for CAR-T cell CMC manufacturing
  - ClinArchive™ — an automated platform for cryopreservation of cellular products, developed from the legendary BioArchive® System
- ***Stem cell related technologies:***
  - AutoXpress (AXP®) — an automation device for clinical biobanking
  - MarrowXpress (MXP®) — an automation device for point-of-care applications
    - Clinical trials in critical limb ischemia (Ph III)
    - Clinical trails in other indications (orthopedic and vascular)

CESCA
A Boyalife Company

Cesca highlights

- ***CAR-T represents a significant advancement in the treatment of many cancers, but as "personalized" therapies, cost and time to delivery are significant industry obstacles***
- ***Cesca has developed a unique, cutting-edge platform for automated CAR-T manufacturing that improves speed, consistency and reliability***
- ***Cesca is financially solid, backed by a well established investor, China-based BoyaLife Group***
- ***Cesca's management and board are highly experienced in cellular processing technologies, with an established track record of innovation and delivery***

CESCA A Boyalife Company

Financial snapshot

NASDAQ	KOOL
Share Price*	$3.58
52-Week Range	$2.41 - $6.44
Shares Outstanding	9.9M
Market Capitalization	$35.4M
Revenue (TTM)**	$14M
Cash**	$2.5M
Largest Shareholder	Boyalife Group (70%)

** November 13, 2017*
*** September 30, 2017*

CESCA
A Boyalife Company

Cell-based therapeutics – the next pillar of medicine


Science
Translational
Medicine
Online Issue 27 February 2013

Cell-based therapeutics – next pillar of medicine

M.A. Fischbach, J.A. Bluestone and W.A. Lim

—— ***Science Translational Medicine, Vol. 5, Issue 179, pp.179***

Two decades ago, the pharmaceutical industry—long dominated by small-molecule drugs—was revolutionized by the the advent of biologics. Today, biomedicine sits on the cusp of a new revolution: the use of microbial and human cells as versatile therapeutic engines.

Small Molecule Drugs	Large Molecule Drugs	Cellular Drugs
Since 1940s	1990s	2010s
i.e. NSAIDs	i.e. Enbrel, Remicade, Humira	i.e. Stem cell, Immunotherapy

CESCA
A Boyalife Company

First CAR-T therapy approved, but expensive ($475,000/per patient)

Emily's Story: A Young Girl Beats Cancer with Immunotherapy





6
63
21
112
2
2
3

Global ongoing trials on CAR-T
Source: www.clinicaltrials.gov

Science. 2006 October 6; 314(5796): 126–129.

Cancer Regression in Patients After Transfer of Genetically Engineered Lymphocytes

Richard A. Morgan, Mark E. Dudley, John R. Wunderlich, Marybeth S. Hughes, James C. Yang, Richard M. Sherry, Richard E. Royal, Suzanne L. Topalian, Udai S. Kammula, Nicholas P. Restifo, Zhili Zheng, Azam Nahvi, Christiaan R. de Vries, Linda J. Rogers-Freezer, Sharon A. Mavroukakis, and Steven A. Rosenberg*

BIOTECH

STAT+

Pioneering cancer drug, just approved, to cost $475,000 — and analysts say it's a bargain

By DAMIAN GARDE @damiangarde / AUGUST 30, 2017



VICTOR SEGURA IBARRA AND RITA SERDA, PH.D., NCI, NIH

August 30, 2017

CESCA A Boyalife Company

FDA approves second CAR-T therapy ($375,000/per patient)



Across the Nation
41NBC.com
CLEAR. ACCURATE. TO THE POINT.

FDA OKS SECOND GENE THERAPY FOR CANCER

October 19, 2017

CESCA A Boyalife Company

Why is CAR-T so expensive? – the current manufacturing processes

—— Manual or semi-automated, lengthy, low yield, lack of efficiency → high cost



Apheresis product wash/fractionation
COBE 2991, Cell Saver 5, LOVO,Elutra, Sepax, Prodigy
Dynabeads & MPC, CliniMACS, Prodigy
Apheresis collection
T-cell selection
AAPCs, Dynabeads, ExpAct Treg beads, TransAct beads, Expamer
Patient
Cellular Manufacture Control
CAR-T cell manufacturing
T-cell activation
infusion
Retroviral and lentiviral vectors
Transposon/transposase
mRNA electroporation
T-cell cryopreservation
Controlled-rate freezer
Gene transfer
T-cell formulation
WAVE, G-Rex, Cell culture bag, Prodigy
COBE 2991, Cell Saver 5, LOVO, Sepax, Prodigy
T-cell expansion

Molecular Therapy — Oncolytics (2016) 3, 16015; published online 15 June 2016

CESCA A Boyalife Company

Introduction to Cesca's CAR-TXpress™ platform

Improving manufacturing capabilities for medicines of the future

Fully automated, functionally closed system, for CAR-T cell CMC manufacturing, providing a high-efficient, low-cost enabling tool for developers of CAR-T therapies.

CESCA
A Boyalife Company

Why we can do it – leveraging expertise & industry know-how

Cesca is the leader in automation technology for cell therapeutics



AXP®系统、MXP®系统、
BioArchive®系统
Point-of-Care/Lab-based
cGMP
Closed Systems
Scalable
bioarchive

Partial list of global clients

Over 100 clients in > 40 countries

Hong Kong Red Cross

New York Blood Center

cordlife one chance, one choice.

Texas Stem Cell

CRYOLIFE 生命之缘脐血库 Best Cord Blood Bank

Bangkok Stem Cell

北科生物 Beike Bio-Technology

Cbr cord blood registry®

美国-CBR (全球最大脐血库)

Cleveland Clinic

Duke University

HealthBaby 生寶臍帶血庫

中國臍帶血庫企業集團 China Cord Blood Corporation

The University of Texas MD Anderson ~~Cancer~~ Center

广东省脐带血造血干细胞库

CESCA A Boyalife Company

Cesca & SynGen – combined core product portfolio

—— In July, 2017, Cesca acquired SynGen[1] to develop automations for CAR-T therapies

	BioBanking	Point-of-Care	Immuno-Oncology	
Cesca Product	AXP™ -For cord blood banking 	MXP™ -PoC device for bone marrow 		
Cesca Product	BioArchive™ -Automated cryo-preservation		BioArchive™ -Automated cryo-preservation	
SynGen Product	X-1000™ -For cord blood banking 		X-Lab™ -For isolation of target cells 	VR-700 -For volume reduction 
SynGen Product			X-BACS™ -For purification of specific population 	CryoPro™ -For formulation and cryopreserv 
SynGen Product			X-Wash™ -For automated cell washing 	

[1] *On July 10, 2017, Cesca Therapeutics announced that its wholly-owned subsidiary, ThermoGenesis Corp., acquired the cell processing systems of privately-held SynGen Inc. under an asset acquisition agreement.*

CESCA
A Boyalife Company

Development of CAR-TXpress™ platform

—— Automated, fully closed system for large scale manufacturing of CAR-T cells with high efficiency


Whole Blood
BMA
Leukapheresis Unit
IL-2, CD3, DNA
Gene Insertion
Volumes May Exceed 5 L
Additional IL-2 Infused
Isolation of MNCs
Selection of CD3+ Cells
Modification
Expansion
Volume Reduce/Harvest
10 – 14 days
Final Formulation
X- WASH®
Washing and Volume Reduction
Freezing
Patient
Direct Infusion
Patient
Direct Infusion
X- LAB®
Superior Isolation of MNC's
X- BACS®
Superior Selection of CD3+ Cells
BioArchive®
Automated Storage and Retrieval

CESCA A Boyalife Company

Core technology – X-LAB™ for high efficiency MNC isolation

——Non-ficoll based isolation of MNCs from various sources (blood, leukopheresis)



Axis of rotation of swing bucket centrifuge is parallel to the floor
Rotor
15 mL Medium 1 pre-deposited in harvest chamber
2000 x g, 20 min. cells stratify
50 x g 3 min. RBCs & GRNs depleted
MNCs & PLTs re-suspended
500 x g 1 min. MNCs conc., PLTs suspended
50 x g 1 min. MNCs to medium 1

CESCA A Boyalife Company

Core technology – X-BACS™, buoyance activated cell sorting

What It Is:

- BACS uses microscopic bubbles (each smaller than a single cell) as cell isolation reagents.
- The microbubbles are ruggedized with lipid shells, to which antibodies are attached to bind them *only to the target cell type* in a mixture of cell types (such as blood)
- In a centrifuge, target cells with their bound microbubbles float, while all other (unwanted) cells sink


cell mixture
add microbubbles
mix
centrifuge
1
2
3
4
Microbubble
Non-target Cell
Target Cell


Rendering of microbubble attached to T-cell

Parameter	MACS	SynGenX-BACS	Why It Matters
Performance	Recovery: 60-80% Purity: 90+% Viability: 90+%	**Recovery: 80-90%*** **Purity: 95+%*** **Viability: 90-95%***	*More viable target cells equals higher probability of achieving therapeutic dose & lower COGS*

CESCA
A Boyalife Company

Core technology – X-WASH™ for washing & reformulation

High efficiency washing and re-formulation technology

1 Cell suspension added to buffer in central chamber; buffer added to harvest chamber



2 Cartridge snapped on to Control Module, placed in centrifuge



3 Retrieve Washed Cells

Washed cells re-suspended in desired medium in harvest chamber




Centrifugation begins
Cells sediment to bottom of central processing chamber
Cells re-suspended in desired medium in harvest chamber
Centrifugation ends

CESCA A Boyalife Company

Core technology – BioArchive®

—— First and ONLY automated single cassette liquid N_2 system for clinical sample storage



Barcode Reader (CCD)
Periscope/Arm Vertical Travel
Periscope/Arm Rotation
Linear Actuator
Periscope Arm
Robotic Arm Assembly
Minor Lid
Viewing Glass
Canister (on canister hook)
Major Lid
Major Lid Rotation
Minor Lid Rotation
Storage Rings
bioarchive

BioArchive® the first in class single storage device for clinical samples, enabling single storage and retrieving for clinical grade cellular products



Retrieval cartridge with canister sleeve and canister in sleeve.



Sample in overwrap bag placed in canister.





PORT 2

Canister being placed into a control rate freezer (CRF).



Sample is being stored on rack.



Once the sample reaches -50°C it is robotically removed from the CRF and is moved to the assigned slot on the storage rack.

CESCA
A Boyalife Company

CAR-TXpress platform – a major leap in CMC manufacturing

—— Fully automated closed system for large scale CAR-T biomanufacturing



CD3+ Recovery (%)
100
90
80
70
60
50
40
30
20
10
0
MNC Isolation
MNC & CD3+ Selection
CARTXpress™
Competing Technology

CD3⁺ T Cell Purification



CD34+ Recovery (%)
100
90
80
70
60
50
40
30
20
10
0
MNC Isolation
MNC & CD34+ Selection
CARTXpress™
Competing Technology

CD34⁺ Stem Cell Purification

CESCA
A Boyalife Company

Processing report for cGMP compliance

—— CAR-TXpress™ is designed to be in compliance with CMC manufacturing requirements


SynGenX™ Processing Report
Unit ID: CM354 T-Reg
EXPORT
SAVE AS PDF
PRINT
G's
2100
1800
1500
1200
900
600
300
0
0
300
600
900
1200
1500
1800
2100
2400
Time (Seconds)
Stratification
Depletion
Restratification
Harvest
Process Complete
Process Complete
User ID: jperea
Data Transfer Time: 5/9/2016 11:47:38 AM
Control Module: 102-100354
Centrifuge: 41559967
DC Lot: 70501
DC Expiration: 2020-12
Depletion Valve Open Duration (sec): 157.1
Harvest Valve Open Duration (sec): 0.9
Harvest Target Volume (mL): 3.0
Temperature (C): Min: 22.0 Avg: 27.8 Max: 28.0
Graph Review Status: Unreviewed
User Notes:
Date/Time
User
Text

CESCA A Boyalife Company

Growth strategy

Our goal is to become the leading provider of automation for cell-based therapeutics by capturing the rapidly growing immuno-oncology market.



CESCA
A Boyalife Company
Stem Cell & Regenerative Medicine
Device
Clinical
BioBanking
Point-of-Care
CLI (Ph III)
CAR-T & Immuno-Oncology
CAR-TXpress™
Co-Develop
CDMO

How have we executed?

Achievements and Milestones over the past 12 months

- Implementation of new strategic vision and corporate goals
- Strengthened board of directors
- New executive team with proven track record: CEO & COO
- Closed strategic acquisition of SynGen Inc.
- Secured international distribution agreements
- Obtained $10M line-of-credit
- Strong IP position: received 2 in a series of US patent applications covering CAR-T automation technology
- Launched prototype CAR-TXpress™, a revolutionary platform for CAR-T cell manufacturing

CESCA
A Boyalife Company

Investment highlights

- Well-positioned to be a leading player in automated CAR-T and CAR-NK cell CMC manufacturing
- Able to leverage the strong growth of the immuno-oncology market
- Strong IP position covering our cutting-edge BACS cell separation technology
- CAR-TXpress™ to be a platform technology for diverse applications
- Backed by the financial resources of Boyalife Group

Experienced leadership team



Chris Xu, PhD/MBA, Chairman, President and Chief Executive Officer
Boyalife Group (founder), Pfizer, Founder Group
Joined Cesca in March 2016 as Director, becoming CEO in Nov 2016



Vivian Liu, Chief Operating Officer and Director
OxOnc Services Company, Apricus Biosciences, Inc. (Nasdaq: APRI; co-founder)
Joined Cesca in November 2016 as Director, becoming COO in February 2017



Phil Coelho, Chief Technology Officer of ThermoGenesis Corp
SynGen, Inc. (co-founder), Cesca Therapeutics, Inc. (founder)
Original founder of Cesca, re-joined Cesca as CTO in July 2017



Jeff Cauble, Principal Accounting Officer
Diamond Foods, E&J Gallo Winery
Joined Cesca in July 2010

CESCA
A Boyalife Company

Thank You!

Investor Contact:
Paula Schwartz
RX Communications
pschwartz@rxir.com
917-322-2216